ELFUN DIVERSIFIED FUND

(ELDFX)

(the “Fund”)

Supplement dated March 11, 2021 to the

Prospectus and Summary Prospectus

each dated April 30, 2020, as may be revised and/or supplemented from time to time

The following replaces the Supplement dated October 15, 2020.

Effective immediately, the Prospectus and Summary Prospectus are revised as follows:

•	The third paragraph of the “Principal Investment Strategies” section of the Prospectus and Summary Prospectus is deleted and replaced with the following:

The Fund’s investments in foreign equity securities (non-U.S. equity investments) will be achieved primarily through a passive investment approach of investing all or substantially all of its assets allocated to foreign equity investments in the State Street Global All Cap Equity ex-U.S. Index Portfolio (the “Global All Cap Equity ex-U.S. Portfolio” or the “Portfolio”), a mutual fund advised by SSGA FM. The Global All Cap Equity ex-U.S. Portfolio is an “index” fund that seeks to track, before fees and expenses, the total return performance of the MSCI ACWI ex USA Investable Market Index (the “MSCI Index”) over the long term. The MSCI Index is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of securities, across all market capitalizations, in developed and emerging market countries excluding the United States. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the MSCI Index. Countries covered in the MSCI Index have historically included, among others, Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates and the United Kingdom. It is not possible to invest directly in the MSCI Index. As of February 29, 2020, a significant portion of the MSCI Index comprised companies in the financial sector, although this may change from time to time. As of February 29, 2020, a significant portion of the MSCI Index comprised companies located in Japan and the United Kingdom and a significant portion of the MSCI Index’s constituents are denominated in the Yen and the Great Britain Pound, although this may change from time to time. The Fund may also invest all or a portion of its non-U.S. equity allocation in all stocks comprising the MSCI Index in approximate proportion to their weightings in the index. However, under various circumstances, it may not be possible or practicable to purchase all stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the MSCI Index in proportions expected by SSGA FM to match generally the performance of the MSCI Index as a whole.

•	The “Average Annual Total Return” table in the “Performance” section of the Prospectus and Summary Prospectus is deleted and replaced with the following:

Average Annual Total Returns (for periods ended 12/31/19)

	One Year	Five Years	Ten Years	Inception Date
Elfun Diversified Fund				1/1/1988
Return Before Taxes	19.58%	6.31%	7.24%
Return After Taxes on Distributions	18.01%	4.60%	5.57%
Return After Taxes on Distributions and Sale of Fund Shares	11.97%	4.38%	5.21%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
MSCI ACWI ex USA Investable Market Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	21.63%	5.71%	5.21%
MSCI ACWI ex USA Index[1] (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	21.51%	5.51%	4.97%

[1]

Effective October 9, 2019 the Global All Cap Equity ex-U.S. Portfolio, an underlying fund into which the Fund invests as part of its principal investment strategy, changed its principal investment strategy to track the performance of the MSCI ACWI ex USA Investable Market Index rather than the MSCI ACWI ex USA Index. Consistent with this change, for periods going forward, the table will show how the Fund’s average annual returns compare to the returns of the MSCI ACWI ex USA Investable Market Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

31121SUPP1